UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 16, 2011

Date of Report (Date of earliest event reported)

EXAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-14225	94-1741481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48720 Kato Road, Fremont, CA 94538

(Address of principal executive offices, Zip Code)

(510) 668-7000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 16, 2011, Exar Corporation (the “Company”) entered into a consulting agreement (the “Agreement”) with Richard Leza, the Company’s President and Chief Executive Officer (Interim). A brief description of the terms and conditions of the Agreement and the amounts payable to Mr. Leza thereunder was provided in the Company’s Current Report on Form 8-K filed with the SEC on November 10, 2011 and is incorporated herein by reference. The Company intends to file the Agreement with its quarterly report on Form 10-Q for the third quarter of fiscal year 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXAR CORPORATION
(Registrant)

Date: November 18, 2011	/s/ Thomas R. Melendrez
Thomas R. Melendrez
General Counsel, Secretary and Executive Vice President, Business Development